                                 Annual Report
                                              CAPITAL
                                              APPRECIATION
                                              FUND
                                              DECEMBER 31, 2001


T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Capital Appreciation Fund

..    In a tumultuous investment environment, the stock market lost ground for the second consecutive year.

..    The fund provided positive returns for the last six and 12 months, far exceeding the S&P 500 Stock Index for both periods and modestly lagging its Lipper peer group.

..    Our conservative structure and value-oriented approach enabled the fund to return 26.86% from the March 2000 bull market peak to the September 2001 bear market bottom.

..    All asset classes in the fund--common stocks, convertibles, bonds, and reserves--contributed positively to 2001 results.

..    Our strategy of seeking positive returns with a minimum of risk should remain rewarding in the current unsettled market environment and in the long term.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice.com for more information.

FELLOW SHAREHOLDERS

The past year was unimaginably tumultuous and agonizing as the economy fell into its first recession in a decade and the nation was stunned by terrorist attacks on September 11. The markets reflected this turmoil with great volatility, particularly in the second half of the year. Your fund remained stalwart during this difficult period, and, as indicated below, achieved a gain for each period despite the general stock market decline.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/01                                 6 Months    12 Months
--------------------------------------------------------------------------------
Capital Appreciation Fund                                 1.06%       10.26%
S&P 500 Stock Index                                      -5.56       -11.89
Lipper Mid-Cap Value
Funds Average                                             1.59        10.34

As you know, we expect this portfolio, with its diversified structure, to be less volatile than the broad market and most other equity portfolios. This approach proved rewarding in this challenging environment.

YEAR-END DISTRIBUTIONS

On December 11, 2001, your fund's Board of Trustees declared a $0.38 per share dividend, a short-term capital gain of $0.04 per share, and a long-term gain of $0.31 per share, payable to shareholders of record on that date. You should already have received your year-end statement and Form 1099-DIV (for taxable accounts) reflecting these distributions.

INVESTMENT ENVIRONMENT

The past year was one most stock investors would probably like to forget as the market recorded its second consecutive negative year. There were two distinct cycles in this period. From the beginning of the year into September, the overall trend was distinctly down as the recessionary environment became more pronounced and caused a surprisingly severe drop in corporate profits. Then, in late September when things seemed bleakest and most distressing, the market began to rebound sharply and by year-end had regained much of the loss suffered in the immediate aftermath of the attacks. Nevertheless, the market as measured by the S&P 500 closed in negative territory for the second straight year.

The bond market outperformed the stock market for a second year, as the fading economy, low inflation, and the Federal Reserve's 11 interest rate reductions pushed short-term rates to record lows and prompted bond prices to rise. Bond returns, in contrast to equity returns, were strong in the first nine months of the year and then faded in the final quarter in anticipation of a more stable economy and an end to the period of declining rates.

PERFORMANCE REVIEW

Although our conservative approach meant that the fund did not fully participate in the robust market of the late 1990s, it also protected shareholders from loss during the bear market that followed. Despite our share of disappointments, we are gratified that the fund and its shareholders prospered during the declining market phase from March 2000 through September 2001. During this period, when the S&P 500 experienced a negative return of 29.26%, your fund enjoyed a gain of 26.86%. By seeking to earn positive returns with a minimum of risk, the fund has built a consistent long-term record.

The fund provided solid gains in the difficult environment of the past year, far exceeding the S&P 500 for the year as well as for three- and five-year periods ended December 31 and virtually matching the index for 10 years--but with far less volatility, as shown by the standard deviation numbers in the table. Reflecting our limited equity exposure compared with the Lipper Mid-Cap Value Funds Average, results for the year slightly lagged the average fund in that group.

----------------------------------------------
PERFORMANCE AND VOLATILITY: FUND VERSUS MARKET
--------------------------------------------------------------------------------

Average Annual Total Returns                                                   Standard
                                           3 Years   5 Years    10 Years      Deviation*
                                           -------   -------    --------      ----------
Capital Appreciation Fund                   12.98%    12.13%      12.79%            7.07
S&P 500 Stock Index                         -1.03     10.70       12.94            13.96

*For 10 years ended 12/31/01. Standard deviation measures the degree to which returns are likely to vary from the average return for a given period.

Performance for 2001 reflected positive returns from all our major asset categories. Common stocks (53% of total net assets) rose 10.5%, convertibles (27% of assets) gained 15%, and bonds (6% of assets) rose 10%. There was no real pattern to our best and worst contributors for the year, as some holdings in a single industry--energy companies, for example--ended up on each list. One of our 10 largest holdings, transportation company Ryder System, was a top contributor, along with Murphy Oil, an integrated petroleum company, and Octel, in the diversified chemicals area. The worst contributors for the year included specialty chemical company Great Lakes Chemical, another integrated petroleum company, Amerada Hess, and energy firm Mitchell Energy & Development.

PORTFOLIO HIGHLIGHTS

The security diversification chart displays the structure of your fund. At year-end, common stocks and convertible securities represented 53% and 27%, respectively, of total net assets. This is a modest increase from midyear, and reserves and bonds were reduced accordingly.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

Reserves       14%
Bonds           6%
Convertibles   27%
Common Stocks  53%

Based on net assets as of 12/31/01.

We rely primarily on disciplined valuation work and rigorous fundamental research to guide us along the path to investment success. Our major purchases during the year reflected this case-by-case approach to identifying undervalued securities. For example, this process led us to buy some utilities and energy companies earlier in the year. When the sell-off after September 11 put many solid, even blue chip, companies in value territory, we took advantage of "bargain" prices to establish positions in companies with higher growth potential, including Marriott, Merck, Reader's Digest, and SAFECO. Two of these, Marriott and Reader's Digest, were among our best performing positions in the second half.

Sales during the year also resulted from a variety of circumstances. Some of the largest were connected with mergers and other corporate events (e.g., Texaco, Johns Manville), some involved profit-taking (e.g., Cabot, FirstEnergy), and some were due to deteriorating fundamentals (e.g., Polaroid). During the second half, we bought and then sold convertible bonds of Siebel Systems, a software company that appreciated sharply when tech stocks surged in the fall.

OUTLOOK

We are becoming more encouraged about prospects for the equity market. Although it's hard to argue that the market is attractively valued, stock prices are generally more reasonable than several years ago. Our tempered optimism reflects several factors. Foremost, the Federal Reserve's aggressively stimulative monetary policy seems to have stabilized the economy, and we expect expansion to follow by midyear. Second, corporate profits should begin to rebound sharply from depressed levels as the economy improves. And last but not least, the huge amount of money that sought refuge in money market funds last year is earning record low yields and represents potential demand for stocks.

This mix of investment fundamentals could contain the ingredients for more positive stock market activity. In the meantime, we believe that the defensive and value-oriented approach we employ in the management of your fund remains appropriate in a volatile and unsettled environment.

Before closing, I'd like to express my appreciation as a fellow shareholder to the fund's previous, longtime manager, Rich Howard, for sticking to his principles through thick and thin to secure solid gains over time while helping us sleep at night. And twice a year, we will miss his unique reporting style.


Respectfully submitted,

/s/ Stephen W. Boesel

Stephen W. Boesel
President and chairman of the fund's Investment Advisory Committee

January 21, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

4
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T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)

6 Months Ended 12/31/01

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------
Burlington Northern Santa Fe *          Roche Holdings
3M *                                    Chris-Craft **
Marriott *                              FirstEnergy
Unocal                                  Texaco **
AT&T *                                  News Corporation **
Merck *                                 Cabot
Philip Morris *                         Groupe Bruxelles Lambert **
Reader's Digest                         Mitchell Energy & Development
Loews                                   Joy Global **
SAFECO *                                Mutual Risk Management

 * Position added

** Position eliminated

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--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/01
--------------------------------------------------------------------------------
Roche                                                                       4.6%
Loews                                                                       3.9
Niagara Mohawk                                                              3.7
Amerada Hess                                                                3.5
Tennessee Valley Authority                                                  3.3
--------------------------------------------------------------------------------
Newmont Mining                                                              3.0
Ryder System                                                                2.9
Rouse                                                                       2.8
Hilton                                                                      2.6
FirstEnergy/Cleveland Electric                                              2.5
--------------------------------------------------------------------------------
Union Pacific Capital Trust                                                 2.3
Waste Management                                                            2.2
Inco                                                                        2.1
Washington Post                                                             2.0
Fannie Mae (Federal National Mortgage Assn.)                                2.0
--------------------------------------------------------------------------------
Philip Morris                                                               1.9
Murphy Oil                                                                  1.8
Marathon Oil                                                                1.6
Unocal                                                                      1.5
Meredith                                                                    1.5
--------------------------------------------------------------------------------
Mitchell Energy & Development                                               1.5
Unisource Energy                                                            1.5
Fortune Brands                                                              1.5
Great Lakes Chemical                                                        1.4
White Mountains Insurance Group                                             1.3
--------------------------------------------------------------------------------
Total                                                                      58.9%

Note: Table excludes reserves.

6
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--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not reflect expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
As of 12/31/01

                                    [CHART]

                      S&P 500           Lipper Mid-Cap             Capital
                    Stock Index      Value Funds Average       Appreciation Fund
       12/31/91        10,000               10,000                  10,000
         Dec-92        10,762               11,532                  10,936
         Dec-93        11,847               13,309                  12,649
         Dec-94        12,003               13,370                  13,129
         Dec-95        16,514               16,921                  16,092
         Dec-96        20,305               20,304                  18,799
         Dec-97        27,080               25,788                  21,844
         Dec-98        34,819               26,659                  23,106
         Dec-99        42,145               29,189                  24,739
         Dec-00        38,307               33,410                  30,223
          1-Dec        33,754               35,846                  33,325

--------------------------------------------------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/01     1 Year    3 Years   5 Years   10 Years
-----------------------------------------------------------------
Capital Appreciation Fund  10.26%     12.98%    12.13%     12.79%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

7
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
FINANCIAL HIGHLIGHTS                                 For a share outstanding throughout each period
--------------------                                 ----------------------------------------------
                                                 Year
                                                Ended
                                             12/31/01    12/31/00    12/31/99   12/31/98    12/31/97
NET ASSET VALUE
Beginning of period                           $ 13.95     $ 12.51     $ 13.22    $ 14.71     $ 14.47
                                              -------     -------     -------    -------     -------
Investment activities
   Net investment income (loss)                  0.39        0.44        0.51       0.49        0.50
   Net realized and
   unrealized gain (loss)                        1.03        2.27        0.41       0.34        1.82

   Total from
   investment activities                         1.42        2.71        0.92       0.83        2.32

Distributions
   Net investment income                        (0.38)      (0.45)      (0.50)     (0.50)      (0.50)
   Net realized gain                            (0.35)      (0.82)      (1.13)     (1.82)      (1.58)
                                               ------      ------      ------     ------      ------
   Total distributions                          (0.73)      (1.27)      (1.63)     (2.32)      (2.08)
                                               ------      ------      ------     ------      ------
NET ASSET VALUE
End of period                                 $ 14.64     $ 13.95     $ 12.51    $ 13.22     $ 14.71
                                               ------      ------      ------     ------      ------
Ratios/Supplemental Data

Total return*                                   10.26%      22.17%       7.07%      5.77%      16.20%
Ratio of total expenses to
average net assets                               0.86%       0.87%       0.88%      0.62%       0.64%
Ratio of net investment
income (loss) to average
net assets                                       2.85%       3.22%       3.44%      3.04%       3.17%
Portfolio turnover rate                          25.1%       32.4%       28.3%      52.6%       48.3%
Net assets, end of period
(in millions)                                 $ 1,405     $   914     $   856    $ 1,004     $ 1,060

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

8
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--------------------------------------------------------------------------------
                                                               December 31, 2001

------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------




                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS & RIGHTS 52.9%
CONSUMER DISCRETIONARY  9.6%
Hotels, Restaurants & Leisure  1.4%
Mandalay Resort *                                        320,000     $     6,848
Marriott (Class A)                                       310,000          12,602
                                                                     -----------
                                                                          19,450
                                                                     -----------
Household Durables  1.6%
Fortune Brands                                           520,000          20,587
National Presto                                           67,000           1,859
                                                                     -----------
                                                                          22,446
                                                                     -----------
Leisure Equipment & Products  0.8%
Hasbro                                                   660,000          10,712
                                                                     -----------
                                                                          10,712
                                                                     -----------
Media  5.2%
Meredith                                                 585,000          20,854
New York Times (Class A)                                 336,000          14,532
Reader's Digest (Class A)                                425,000           9,809
Washington Post (Class B)                                 53,100          28,143
                                                                     -----------
                                                                          73,338
                                                                     -----------
Multiline Retail  0.5%
Hills Store, Rights *                                    175,000               0
J.C. Penney                                              140,000           3,766
Nordstrom                                                155,000           3,136
                                                                     -----------
                                                                           6,902
                                                                     -----------
Specialty Retail  0.1%
Petrie Stores Liquidation Trust *                      2,585,000           2,249
                                                                     -----------
                                                                           2,249
                                                                     -----------
Total Consumer Discretionary                                             135,097
                                                                     -----------
CONSUMER STAPLES  2.0%

Household Products  0.1%
Clorox                                                    45,000           1,780
                                                                     -----------
                                                                           1,780
                                                                     -----------
Tobacco 1.9%
Philip Morris                                            570,000          26,135
                                                                     -----------
                                                                          26,135
                                                                     -----------
Total Consumer Staples                                                    27,915
                                                                     -----------

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                                                    Shares/Par             Value
--------------------------------------------------------------------------------
                                                                    In thousands
ENERGY  10.4%
Oil & Gas  10.4%
Amerada Hess                                           780,000       $    48,750
ChevronTexaco                                          146,300            13,110
Imperial Oil                                           530,000            14,776
Marathon Oil                                           770,000            23,100
Mitchell Energy & Development (Class A)                390,000            20,787
Murphy Oil                                             305,000            25,632
                                                                     -----------
Total Energy                                                             146,155
                                                                     -----------
FINANCIALS  6.1%
Diversified Financials  0.3%
Leucadia National                                      167,000             4,821
                                                                     -----------
                                                                           4,821
                                                                     -----------
Insurance  4.8%
Loews                                                  611,000            33,837
Mutual Risk Management                                 434,000             3,168
Prudential Financial *                                  63,000             2,091
SAFECO                                                 210,000             6,531
Unitrin                                                 78,000             3,083
White Mountains Insurance Group                         51,700            17,992
                                                                     -----------
                                                                          66,702
                                                                     -----------
Real Estate  1.0%
Rouse, REIT                                            470,000            13,766
                                                                     -----------
                                                                          13,766
                                                                     -----------
Total Financials                                                          85,289
                                                                     -----------
HEALTH CARE  0.5%
Pharmaceuticals  0.5%
Merck                                                  120,000             7,056
                                                                     -----------
Total Health Care                                                          7,056
                                                                     -----------
INDUSTRIALS & BUSINESS SERVICES  6.6%
Aerospace & Defense  0.0%
Curtiss-Wright                                           5,065               236
                                                                     -----------
                                                                             236
                                                                     -----------

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--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Commercial Services & Supplies  1.2%
R.R. Donnelley                                          400,000      $    11,876
Waste Management                                        150,000            4,787
                                                                     -----------
                                                                          16,663
                                                                     -----------
Industrial Conglomerates  1.0%
3M                                                      120,000           14,185
                                                                     -----------
                                                                          14,185
                                                                     -----------
Machinery  0.0%
Dover                                                    10,000              371
                                                                     -----------
                                                                             371
                                                                     -----------
Marine  0.7%
Bergesen Class A (NOK)                                  135,000            2,391
Overseas Shipholding                                    309,000            6,953
                                                                     -----------
                                                                           9,344
                                                                     -----------
Road & Rail  3.7%
Burlington Northern Santa Fe                            430,000           12,268
Ryder System                                          1,820,000           40,313
                                                                     -----------
                                                                          52,581
                                                                     -----------
Total Industrials & Business Services                                     93,380
                                                                     -----------
MATERIALS  9.5%
Chemicals  4.8%
Cabot *                                                 240,000            8,568
DuPont                                                  160,000            6,802
Great Lakes Chemical                                    830,000           20,152
Hercules *                                              145,000            1,450
Imperial Chemical ADR                                   585,000           12,782
Octel *+                                                990,000           17,820
                                                                     -----------
                                                                          67,574
                                                                     -----------
Containers & Packaging 0.2%
Longview Fibre                                          222,000            2,622
                                                                     -----------
                                                                           2,622
                                                                     -----------
Metals & Mining 3.3%
Franco Nevada Mining (CAD)                              230,000            3,402
Newmont Mining                                        2,175,000           41,564
Placer Dome                                             140,000            1,527
                                                                     -----------
                                                                          46,493
                                                                     -----------

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                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands


Paper & Forest Products  1.2%
Mead                                                     70,000      $     2,162
Potlatch                                                416,000           12,197
Weyerhaeuser                                             50,000            2,704
                                                                          17,063
                                                                     -----------
Total Materials                                                          133,752
                                                                     -----------
TELECOMMUNICATION SERVICES  0.5%
Diversified Telecommunication Services  0.5%
AT&T                                                    390,000            7,075
                                                                     -----------
Total Telecommunication Services                                           7,075
                                                                     -----------
UTILITIES  7.7%
Electric Utilities  7.7%
FirstEnergy                                             956,046           33,442
Great Plains Energy                                     105,000            2,646
Niagara Mohawk *                                      2,895,000           51,328
Unisource Energy                                      1,139,000           20,718
                                                                     -----------
Total Utilities                                                          108,134
                                                                     -----------
Total Common Stocks and Rights (Cost $575,974)                           743,853
                                                                     -----------
PREFERRED STOCKS  0.3%
Cleveland Electric (Series L)                            18,000            1,769
Entergy Gulf States (Series B)                           20,482            1,037
Niagara Mohawk (Series A)                                14,000              336
Niagara Mohawk (Series C)                                 5,000              126
PG&E *                                                   20,000              385
Southern California Edison *                              5,000              385
                                                                     -----------
Total Preferred Stocks (Cost $2,863)                                       4,038
                                                                     -----------
CONVERTIBLE PREFERRED STOCKS  8.7%
Cummins Capital Trust I, (144A)                          80,000            4,107
Hercules Trust II                                         6,500            3,065
Newell Financial Trust I                                225,000            8,470
Owens Illinois                                          325,000            6,630

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                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Rouse (Series B)                                        582,000      $    25,317
Sealed Air                                              137,000            5,706
Sinclair Broadcasting                                    20,000              570
Union Pacific Capital Trust                             670,000           31,848
Unocal Capital Trust                                    435,000           21,743
USX Capital Trust I                                     306,500           15,310
                                                                     -----------
Total Convertible Preferred
Stocks (Cost $117,614)                                                   122,766
                                                                     -----------
CORPORATE BONDS  0.4%

BellSouth Telecommunications, 5.85%, 11/15/45         3,000,000            2,515
Potlatch, Sr. Sub. Notes, (144A), 10.00%, 7/15/11     3,000,000            3,120
                                                                     -----------
Total Corporate Bonds (Cost $ 5,981)                                       5,635
                                                                     -----------
CONVERTIBLE BONDS  18.1%

Allergan, LYONs, 11/1/20                              4,000,000            2,487
Exide, (144A), 2.90%, 12/15/05                        2,800,000              184
Healthsouth, 3.25%, 4/1/03                           11,000,000           10,583
Hilton Hotels, 5.00%, 5/15/06                        41,800,000           36,458
Inco
   5.75%, 7/1/04                                     28,500,000           27,503
   LYONs, (144A), 3/29/21                             2,500,000            1,402
Loews, 3.125%, 9/15/07                               24,100,000           20,659
Lowes, LYONs, (144A), 2/16/21                         3,500,000            2,940
Merrill Lynch, LYONs, 5/23/31                        24,000,000           12,312
Motorola, LYONs, 9/27/13                              8,500,000            6,336
News America
   LYONs, 2/28/21                                     4,500,000            2,210
   LYONs, 2/28/21++                                   2,500,000            1,228
Oak Industries, 4.875%, 3/1/08                        2,800,000            2,501
Ogden, 5.75%, 10/20/02                                  500,000              324
Orion Power, 4.50%, 6/1/08                            6,000,000            5,903
Peregrine Systems, 5.50%, 11/15/07                    7,500,000            6,809
Phycor, 4.50%, 2/15/03                                5,900,000              392
Rite Aid, 5.25%, 9/15/02                                500,000              487
Roche
   LYONs, (144A), 7/25/21                            86,000,000           43,112

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--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                   In thousands

   LYONs, (144A), 4/20/10                             32,000,000     $   18,840
   LYONs, (144A), 5/6/12                               5,000,000          2,719
Sepracor
   5.00%, 2/15/07                                      4,000,000          3,532
   7.00%, 12/15/06                                     3,800,000          3,936
Teck, 3.75%, 7/15/06                                  18,600,000         15,206
USF&G, Zero Coupon, 3/3/09                             1,400,000          1,116
Waste Management, 4.00%, 2/1/02                       25,500,000         25,541
                                                                     ----------
Total Convertible Bonds (Cost $260,455)                                 254,720
                                                                     ----------

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  5.9%
Federal National Mortgage
Assn.
     4.75%, 11/14/03                                  11,000,000         11,284
     5.125%, 2/13/04                                  11,000,000         11,319
     6.375%, 1/16/02                                   5,000,000          5,008
Tennessee Valley Auth.
   Sr. Notes, 5.88%, 4/1/36                           33,600,000         35,557
     5.98%, 4/1/36                                    10,000,000         10,597
U.S. Treasury Notes
     5.875%, 9/30/02                                   7,900,000          8,128
                                                                     ----------
Total U.S. Government Obligations/
Agencies (Cost $78,988)                                                  81,893
                                                                     ----------
SHORT-TERM INVESTMENTS  3.0%
Money Market Fund  13.0%
T. Rowe Price Reserve Investment Fund, 2.43%, # +    182,628,041        182,628
                                                                     ----------
Total Short-Term Investments (Cost $182,628)                            182,628
                                                                     ----------

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--------------------------------------------------------------------------------

                                                                      Value
                                                               In thousands
---------------------------------------------------------------------------
Total Investments in Securities
99.3% of Net Assets (Cost $1,224,503)                           $ 1,395,533

Other Assets Less Liabilities                                         9,877
                                                                -----------
NET ASSETS                                                      $ 1,405,410
                                                                -----------

    # Seven-day yield
    * Non-income producing
    + Affiliated company
   ++ Securities contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules--total of such securities at year-end amounts to $1,228 and represents 0.1% of net assets
 144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to $76,424 and represents 5.4% of net assets
  ADR American Depository Receipts
  CAD Canadian dollar
LYONs Liquid Yield Option Notes
  NOK Norwegian krone
 REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                                               December 31, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

In thousands

Assets
Investments in securities, at value
   Affiliated companies (cost $197,609)                              $   200,448
   Other companies (cost $1,026,894)                                   1,195,085
                                                                     -----------
   Total investments in securities                                     1,395,533

Other assets                                                              12,633
                                                                     -----------
Total assets                                                           1,408,166
                                                                     -----------
Liabilities
Total liabilities                                                          2,756
                                                                     -----------
NET ASSETS                                                           $ 1,405,410
                                                                     -----------
Net Assets Consist of:

Undistributed net investment income (loss)                           $       234

Undistributed net realized gain (loss)                                       907

Net unrealized gain (loss)                                               171,030

Paid-in-capital applicable to 96,028,836 shares
of no par value capital stock outstanding;
unlimited shares authorized                                            1,233,239
                                                                     -----------
NET ASSETS                                                           $ 1,405,410
                                                                     -----------
NET ASSET VALUE PER SHARE                                            $     14.64
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/01
Investment Income (Loss)
Income
   Interest (including $7,126 from affiliated companies)               $  25,969
   Dividend                                                               19,420
                                                                       ---------
   Total income                                                           45,389
                                                                       ---------
Expenses
   Investment management                                                   7,570
   Shareholder servicing                                                   2,608
   Registration                                                              154
   Custody and accounting                                                    137
   Prospectus and shareholder reports                                         65
   Legal and audit                                                            14
   Trustees                                                                   13
   Proxy and annual meeting                                                    7
   Miscellaneous                                                               9
                                                                       ---------
   Total expenses                                                         10,577
   Expenses paid indirectly                                                  (30)
                                                                       ---------
   Net expenses                                                           10,547
                                                                       ---------
Net investment income (loss)                                              34,842
                                                                       ---------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                                             36,891
   Foreign currency transactions                                             (93)
                                                                       ---------
   Net realized gain (loss)                                               36,798
                                                                       ---------
   Change in net unrealized gain (loss) on securities                     35,297
                                                                       ---------
Net realized and unrealized gain (loss)                                   72,095
                                                                       ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $ 106,937
                                                                       ---------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

In thousands

                                                                                      Year
                                                                                     Ended
                                                                                  12/31/01      12/31/00
   Increase (Decrease) in Net Assets
   Operations
     Net investment income (loss)                                               $   34,842    $   25,926
     Net realized gain (loss)                                                       36,798        35,711
     Change in net unrealized gain (loss)                                           35,297       101,155
                                                                               -------------------------
     Increase (decrease) in net assets from operations                             106,937       162,792
                                                                               -------------------------
   Distributions to shareholders
     Net investment income                                                         (34,308)      (26,787)
     Net realized gain                                                             (31,590)      (48,804)
                                                                               -------------------------
     Decrease in net assets from distributions                                     (65,898)      (75,591)
                                                                               -------------------------
   Capital share transactions *
     Shares sold                                                                   758,548       149,789
     Distributions reinvested                                                       64,013        73,675
     Shares redeemed                                                              (371,738)     (252,883)
                                                                               -------------------------
     Increase (decrease) in net assets from capital
     share transactions                                                            450,823       (29,419)
                                                                               -------------------------
   Net Assets
   Increase (decrease) during period                                               491,862        57,782
   Beginning of period                                                             913,548       855,766
                                                                               -------------------------
   End of period                                                               $ 1,405,410     $ 913,548
                                                                               -------------------------
*Share information
     Shares sold                                                                    51,158        11,263
     Distributions reinvested                                                        4,442         5,544
     Shares redeemed                                                               (25,039)      (19,720)
                                                                               -------------------------
     Increase (decrease) in shares outstanding                                      30,561        (2,913)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                                               December 31, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986. The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixed-income and other securities to help preserve principal value in uncertain or declining markets.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $549,750,000 and $263,642,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Distributions during the year ended December 31, 2001 were characterized as follows for tax purposes:

----------------------------------------------------------------------------

Ordinary income                                                 $ 37,918,000
Long-term capital gain                                            27,980,000
                                                                ------------
Total distributions                                             $ 65,898,000
                                                                ------------

The tax-basis components of net assets at December 31, 2001 were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                      $   206,549,000
Unrealized depreciation                                          (35,619,000)
                                                             ---------------
Net unrealized appreciation (depreciation)                       170,930,000
Undistributed ordinary income                                      1,241,000
                                                             ---------------
Distributable earnings                                           172,171,000
Paid-in capital                                                1,233,239,000
                                                             ---------------
Net assets                                                   $ 1,405,410,000
                                                             ---------------

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net realized gain                                 $ (8,306,000)
Paid-in-capital                                                    8,306,000

At December 31, 2001, the cost of investments for federal income tax purposes was $1,224,603,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


     annual investment management fee, of which $725,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,274,000 for the year ended December 31, 2001, of which $218,000 was payable at year end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $7,126,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of
T. Rowe Price Capital Appreciation Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 18, 2002

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
--------------------------------------------------------------------------------

  We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

  The fund's distributions to shareholders included:

  .   $7,961,000 from short-term capital gains,
  . $31,935,000 from long-term capital gains, subject to the 20% rate gains category,

For corporate shareholders, $16,269,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Capital Appreciation Fund held an annual meeting on October 23, 2001, to elect an expanded slate of trustees to increase the number of independent trustees serving the fund.

The results of voting were as follows (by number of shares):


M. David Testa                                       F. Pierce Linaweaver
Affirmative:                       54,161,401.769    Affirmative:                   54,141,382.384
Withhold:                             794,997.453    Withhold:                         815,016.838

Total:                             54,956,399.222    Total:                         54,956,399.222

James A.C. Kennedy                                   Hanne M. Merriman
Affirmative:                       51,388,803.434    Affirmative:                   54,205,348.053
Withhold:                           3,567,595.788    Withhold:                         751,051.169

Total:                             54,956,399.222    Total:                         54,956,399.222

Calvin W. Burnett                                    John G. Schreiber
Affirmative:                       54,076,452.462    Affirmative:                   54,196,195.673
Withhold:                             879,946.760    Withhold:                         760,203.549

Total:                             54,956,399.222    Total:                         54,956,399.222

Anthony W. Deering                                   Hubert D. Vos
Affirmative:                       54,192,746.732    Affirmative:                   54,167,580.211
Withhold:                             763,652.490    Withhold:                         788,819.011

Total:                             54,956,399.222    Total:                         54,956,399.222

Donald W. Dick, Jr.                                  Paul M. Wythes
Affirmative:                       54,200,984.444    Affirmative:                   54,164,156.637
Withhold:                             755,414.778    Withhold:                         792,242.585

Total:                             54,956,399.222    Total:                         54,956,399.222

David K. Fagin                                       James S. Riepe
Affirmative:                       54,186,259.959    Affirmative:                   54,183,080.222
Withhold:                             770,139.263    Withhold:                         773,319.000

Total:                             54,956,399.222    Total:                         54,956,399.222

T. ROWE PRICE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

-------------
FUND TRUSTEES
--------------------------------------------------------------------------------

Independent Directors                                                                 Number of
                                                                                      Portfolios
                                                            Principal                 in Fund       Other
                              Position    Term of Office*   Occupation(s)             Complex       Directorships
Name, Address,                Held with   and Length of     During                    Overseen      Held of Public
and Age                       Fund        Time Served       Past 5 Years              by Director   Companies
Calvin W. Burnett, Ph.D.      Director    Elected 2001      President, Coppin         97            Provident Bank of
100 East Pratt Street                                       State College                           Maryland
3/16/32

Anthony W. Deering            Director    Elected 2001      Director, Chairman        97            The Rouse
100 East Pratt Street                                       of the Board,                           Company
1/28/45                                                     President, and
                                                            Chief Executive
                                                            Officer, The Rouse
                                                            Company, real estate
                                                            developers

Donald W. Dick, Jr.           Director    Elected 1986      Principal, EuroCapital    97            Not Applicable
100 East Pratt Street                                       Advisors, LLC, an
1/27/43                                                     acquisition and
                                                            management advisory
                                                            firm

David K. Fagin                Director    Elected 1988      Director, Dayton          97            Dayton Mining
100 East Pratt Street                                       Mining Corporation                      Corporation,
4/9/38                                                      (6/98 to present),                      Golden Star
                                                            Golden Star Resources                   Resources
                                                            Ltd., and Canyon                        Ltd., and Canyon
                                                            Resources, Corp.                        Resources, Corp.
                                                            (5/00 to present);
                                                            Chairman and
                                                            President, Nye
                                                            Corporation

F. Pierce Linaweaver          Director    Elected 2001      President, F. Pierce      97            Not Applicable
100 East Pratt Street                                       Linaweaver &
8/22/34                                                     Associates, Inc.,
                                                            consulting
                                                            environmental
                                                            and civil engineers

Hanne M. Merriman             Director    Elected 1994      Retail Business           97            Ann Taylor
100 East Pratt Street                                       Consultant                              Stores Corp.
11/16/41                                                                                            Ameren Corp.,
                                                                                                    Finlay
                                                                                                    Enterprises,
                                                                                                    Inc., The
                                                                                                    Rouse Company,
                                                                                                    and US Airways
                                                                                                    Group, Inc.

John G. Schreiber             Director    Elected 2001      Owner/President,          97            AMLI Residential
100 East Pratt Street                                       Centaur Capital                         Properties Trust,
10/21/46                                                    Partners, Inc., a real                  Host Marriott
                                                            estate investment                       Corporation, and
                                                            company; Senior                         The Rouse
                                                            Advisor and Partner,                    Company, real
                                                            Blackstone Real                         estate developers
                                                            Estate Advisors, L.P.

Hubert D. Vos                 Director    Elected 1986      Owner/President,          97            Not Applicable
100 East Pratt Street                                       Stonington Capital
8/2/33                                                      Corporation, a private
                                                            investment company

                                                                                            Number of
                                                                                            Portfolios
                                                                 Principal                  in Fund              Other
                              Position(s)    Term of Office*     Occupation(s)              Complex              Directorships
Name, Address,                Held with      and Length of       During                     Overseen             Held of Public
and Age                       Fund           Time Served         Past 5 Years               by Director          Companies
Paul M. Wythes                Director       Elected 1994        Founding Partner of        97                   Teltone
100 East Pratt Street                                            Sutter Hill Ventures, a                         Corporation
6/23/33                                                          venture capital limited
                                                                 partnership, providing
                                                                 equity capital to young
                                                                 high-technology
                                                                 companies throughout
                                                                 the United States
Inside Directors

James A.C. Kennedy            Director       Elected 1997        Managing Director and      32                   Not Applicable
100 East Pratt Street                                            Director, T. Rowe Price
8/15/53                                                          and T. Rowe Price
                                                                 Group, Inc.

James S. Riepe                Director       Elected 1986        Vice Chairman of the,      82                   Not Applicable
100 East Pratt Street                                            Board, Director and
6/25/43                                                          Managing Director, T.
                                                                 Rowe Price Group, Inc.;
                                                                 Director and Managing
                                                                 Director, T. Rowe Price;
                                                                 Chairman of the Board and
                                                                 Director, T. Rowe Price
                                                                 Investment Services, Inc.,
                                                                 T. Rowe Price Retirement
                                                                 Plan Services, Inc., and T.
                                                                 Rowe Price Services, Inc.;
                                                                 Chairman of the Board,
                                                                 Director, President and
                                                                 Trust Officer, T. Rowe
                                                                 Price Trust Company;
                                                                 Director, T. Rowe Price
                                                                 International, Inc.

M. David Testa                Director       Elected 1997        Vice Chairman of the       97                   Not Applicable
100 East Pratt Street                                            Board, Chief Investment
4/22/44                                                          Officer, Director, and
                                                                 Managing Director, T.
                                                                 Rowe Price Group, Inc.;
                                                                 Chief Investment Officer,
                                                                 Director, and Managing
                                                                 Director, T. Rowe Price;
                                                                 Vice President and
                                                                 Director, T. Rowe Price
                                                                 Trust Company; Director,
                                                                 T. Rowe Price
                                                                 International, Inc.

* Each director serves until election of a successor.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

         By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

         In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

         Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

         Automatic Investing. From your bank account or paycheck.

         Automatic Withdrawal. Scheduled, automatic redemptions.

         IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

         Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

         Consolidated Statement. Overview of all of your accounts.

         Shareholder Reports. Manager reviews of their strategies and results.

         T. Rowe Price Report. Quarterly investment newsletter.

         Performance Update. Quarterly review of all T. Rowe Price fund results.

         Insights. Educational reports on investment strategies and markets.

         Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

       * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------


T. ROWE PRICE RETIREMENT SERVICES

         T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


         PLANNING TOOLS AND SERVICES
         -----------------------------------------------------------------------

         T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

         Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

         Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

         IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

         Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


         INVESTMENT VEHICLES
         -----------------------------------------------------------------------

         Individual Retirement Accounts (IRAs)
         No-Load Variable Annuities
         Small Business Retirement Plans

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
----------------------------------
Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
----------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------------------------------
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
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Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
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Stock
Emerging Europe &
  Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

          For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

          * T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

          ** Closed to new investors.

          + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

             Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

             Invest With Confidence

             [LOGO] T. Rowe Price

             T. Rowe Price Investment Services, Inc.
             100 East Pratt Street
             Baltimore, MD 21202

                                                              F72-050 12/31/01 D